                                                                    EXHIBIT 99.1



TERM SHEETS

CMBS NEW ISSUE TERM SHEET

$839,069,000 (APPROXIMATE)

FIRST UNION NATIONAL BANK

COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2001-C4

OFFERED CLASSES A-1, A-2, B, C, D AND E

CERTIFICATES

FIRST UNION NATIONAL BANK,
MERRILL LYNCH MORTGAGE LENDING, INC. AND
ARTESIA MORTGAGE CAPITAL CORPORATION

MORTGAGE LOAN SELLERS

FIRST UNION NATIONAL BANK

MASTER SERVICER

LENNAR PARTNERS, INC.

SPECIAL SERVICER

NOVEMBER 2001

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

WACHOVIA SECURITIES                                          MERRILL LYNCH & CO.
                        GREENWICH CAPITAL MARKETS, INC.

                               TABLE OF CONTENTS

Transaction Structure
      Structure Overview....................................    3
      Structure Schematic...................................    4
      Transaction Terms.....................................    5

Mortgage Pool Characteristics
      General Characteristics...............................    9
      Property Types........................................   10
      Property Location.....................................   11
      Cut-off Date Balance of Mortgage Loans................   12
      Mortgage Rate.........................................   13
      Debt Service Coverage Ratio...........................   13
      Cut-off Date Loan-to-Value Ratio......................   14
      Maturity Date or ARD Loan-to-Value Ratio..............   14
      Original Term to Maturity or ARD......................   15
      Remaining Term to Maturity or ARD.....................   15
      Seasoning.............................................   15
      Original Amortization Term............................   16
      Remaining Stated Amortization Terms...................   16
      Prepayment Provisions Summary.........................   17
      Prepayment Provision Based on Outstanding Principal
       Balance..............................................   17
      Credit Enhancement Analysis...........................   17

Ten Largest Mortgage Loans..................................   18
      General Motors Building...............................   19
      Cornerstone Portfolio.................................   21
      Overlook at Great Notch...............................   23
      Orland Park Place Shopping Center.....................   25
      Chesterbrook Office Building..........................   28
      Robbins Portfolio.....................................   30
      The Center at Hobbs Brook.............................   32
      Gardner Portfolio.....................................   35
      The Marketplace at Augusta............................   37
      Belmont at York Apartments............................   40

Additional Mortgage Loan Information........................   42

                                  (Blank page)

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

           EXPECTED                         APPROX.
            RATINGS                            % OF   APPROX.        WEIGHTED                       ASSUMED
         -------------   CERTIFICATE        INITIAL    CREDIT         AVERAGE     PRINCIPAL          FINAL
CLASS    S&P   MOODY'S       BALANCE   POOL BALANCE   SUPPORT   LIFE (YRS)(1)     WINDOW(1)   DISTRIBUTION DATE(1)      RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------
A-1      AAA    Aaa      286,988,000      29.16%       22.75%       5.70        01/02-01/11         1/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
A-2      AAA    Aaa      473,341,000      48.09%       22.75%       9.61        01/11-10/11        10/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
B        AA     Aa2       36,909,000       3.75%       19.00%       9.85        10/11-11/11        11/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
C        AA-    Aa3       12,304,000       1.25%       17.75%       9.89        11/11-11/11        11/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
D        A+     A1        12,303,000       1.25%       16.50%       9.89        11/11-11/11        11/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
E         A     A2        17,224,000       1.75%       14.75%       9.91        11/11-12/11        12/12/2011               Fixed
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

             EXPECTED                          APPROX.
             RATINGS                              % OF   APPROX.        WEIGHTED                       ASSUMED
          --------------    CERTIFICATE        INITIAL    CREDIT         AVERAGE     PRINCIPAL          FINAL
CLASS     S&P    MOODY'S        BALANCE   POOL BALANCE   SUPPORT   LIFE (YRS)(1)     WINDOW(1)   DISTRIBUTION DATE(1)      RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
F          A-     A3       $ 12,303,000       1.25%       13.50%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
G         BBB+   Baa1      $ 12,303,000       1.25%       12.25%        9.98           (2)             (2)                  Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
H         BBB    Baa2      $ 17,224,000       1.75%       10.50%        9.98           (2)             (2)                  Fixed(3)
------------------------------------------------------------------------------------------------------------------------------------
J         BBB-   Baa3      $ 14,764,000       1.50%        9.00%        9.98           (2)             (2)                    WAC(4)
------------------------------------------------------------------------------------------------------------------------------------
K         BB+     Ba1      $ 14,764,000       1.50%        7.50%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
L          BB     Ba2      $ 22,145,000       2.25%        5.25%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
M         BB-     Ba3      $  7,382,000       0.75%        4.50%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
N          B+     B1       $  7,059,000       0.72%        3.78%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
O          B      B2       $  6,981,000       0.71%        3.07%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
P          B-     B3       $  4,654,000       0.47%        2.60%        9.98           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
Q          NR     NR       $ 25,597,642       2.60%        0.00%       10.80           (2)             (2)                     Fixed
------------------------------------------------------------------------------------------------------------------------------------
 IO-I     AAA     Aaa      $984,245,642(5)      N/A         N/A          N/A           (2)             (2)                  Variable
------------------------------------------------------------------------------------------------------------------------------------
 IO-II    AAA     Aaa               TBD(5)      N/A         N/A          N/A           (2)             (2)                  Variable
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "Yield and Maturity Considerations -- Yield Considerations" in the preliminary prospectus supplement.

(2) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(3) The Pass-Through Rates applicable to the Class G and H Certificates for any Distribution Date will not exceed the applicable Weighted Average Net Mortgage Rate for such date.

(4) The Pass-Through Rate applicable to the Class J Certificate for any distribution date will be equal to the applicable Weighted Average Net Mortgage Rate for such date.

(5) Notional amount.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                          (STRUCTURAL OVERVIEW CHART)
---------------

(1) The IO-II Certificates will terminate as of a date certain, as more fully described in the preliminary prospectus supplement.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED NOVEMBER 2001.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, B, C, D and E
                       Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-off Date, December 1, 2001. All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 139 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $984,245,642 (the "Cut-off Date Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 148 properties (the
                       "Mortgaged Properties") located throughout 29 states and the District of Columbia.

DEPOSITOR              First Union Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS              First Union National Bank........................  61.3% of the Cut-off Date Balance
                                   Merrill Lynch Mortgage Lending, Inc. ............  27.4% of the Cut-off Date Balance
                                   Artesia Mortgage Capital Corporation.............  11.3% of the Cut-off Date Balance

UNDERWRITERS           First Union Securities, Inc., Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated and Greenwich Capital
                       Markets, Inc.

                       First Union Securities, Inc. is an indirect, wholly-owned subsidiary of Wachovia Corporation. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities herein, however, do not include Wachovia Securities, Inc., member NASD/SIPC, which is a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. Wachovia Securities, Inc. is not participating as an underwriter in the distribution of the Offered Certificates.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        First Union National Bank.

SPECIAL SERVICER       Lennar Partners, Inc.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc., and Moody's Investors
                       Service, Inc.

DENOMINATIONS          $10,000 minimum for Offered Certificates.

CLOSING DATE           On or about December 20, 2001.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The fourth business day after the related Determination
                       Date, commencing with respect to the Offered Certificates in January 2002.

DETERMINATION DATE     The 8th day of each month, or if such 8th day is not a
                       business day, the next succeeding business day.

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class IO-I and Class IO-II ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONSPrincipal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class Q Certificates are reduced to zero, payments of principal to the Class A-1 and Class A-2 Certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class Q, Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1 and Class A-2 Certificates.

PREPAYMENT PREMIUMS AND
  YIELD MAINTENANCE
  CHARGES Any Prepayment Premiums or Yield Maintenance Charges are distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class G, Class H and Class J Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                       The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO-I Certificates.

ADVANCES The Master Servicer and, if it fails to do so, the Trustee will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the
                       amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given
                       Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                       (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate
                       Balances of all the Sequential Pay Certificates;
                       provided, however, that if no Class of Sequential Pay
                       Certificates satisfies clause (b) above, the Controlling
                       Class shall be the outstanding Class of Certificates
                       (other than the Residual Certificates or the Class IO-I and Class IO-II Certificates) bearing the latest alphabetical Class designation.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------


CONTACT                            First Union Securities, Inc.  Merrill Lynch, Pierce
                                                                 Fenner & Smith
                                   William J. Cohane             Incorporated
                                   (704) 374-6161 (Phone)
                                   (704) 383-7639 (Fax)          John Mulligan
                                                                 (201) 671-3348 (Phone)
                                   Scott Fuller                  (201) 671-4573 (Fax)
                                   (704) 383-8267 (Phone)
                                   (704) 383-8777 (Fax)          Richard Sigg
                                                                 (201) 671-1639 (Phone)
                                   Bob Ricci                     (201) 671-4573 (Fax)
                                   (704) 383-8267 (Phone)
                                   (704) 383-8777 (Fax)

                                   Greenwich Capital Markets, Inc.
                                                       Chris McCormack
                                                       (203) 625-2900 (Phone)
                                                       (203) 618-2052 (Fax)
                                                       Brian Schwartz
                                                       (203) 625-2900 (Phone)
                                                       (203) 618-2033 (Fax)

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

Number of Mortgage Loans....................................                139
Number of Crossed Loan pools................................                  3
Number of Mortgaged Properties..............................                148
Aggregate balance of all Mortgage Loans.....................      $ 984,245,642
Number of Mortgage Loans with Balloon Payments(1)...........                129
Aggregate balance of Mortgage Loans with Balloon
  Payments(1)...............................................      $ 885,255,471
Number of Mortgage Loans with Anticipated Repayment Date....                  5
Aggregate balance of Mortgage Loans with Anticipated
  Repayment Date............................................     $   38,623,097
Number of fully amortizing Mortgage Loans(2)(3).............                  5
Aggregate balance of Fully Amortizing Mortgage
  Loans(2)(3)...............................................     $   60,367,074
Minimum balance.............................................     $      695,509
Maximum balance.............................................     $   53,450,722
Average balance.............................................     $    7,080,904
Maximum balance for a group of cross-collateralized and
  cross-defaulted Mortgage Loans............................     $   36,000,000
Weighted average LTV ratio..................................              72.6%
Maximum LTV ratio...........................................              80.4%
Minimum LTV ratio...........................................              43.0%
Weighted average DCSR.......................................              1.34x
Maximum DSCR................................................              2.29x
Minimum DSCR................................................              1.17x
Weighted average LTV at Maturity or Anticipated Repayment
  Date......................................................              60.1%
Range of Mortgage Loan interest rates.......................      6.510%-8.500%
Weighted average Mortgage Loan interest rate................             7.286%
Range of remaining term to Maturity Date or Anticipated
  Repayment Date (months)(4)................................           55 - 237
Weighted average remaining term to Maturity Date or
  Anticipated Repayment Date (months)(4)....................                111

---------------

(1) Not including Mortgage Loans with Anticipated Repayment Dates.

(2) In the case of two Mortgage Loans representing 0.5% of the Cut-off Date Pool Balance (Mortgage Loan Nos. 92 and 130), the respective Mortgage Loan will have a payment due at its maturity in excess of its scheduled monthly payment of principal and interest due to the respective Mortgage Loan's interest accrual method (actual/360).

(3) In the case of three Mortgage Loans representing 5.7% of the Cut-off Date Pool Balance (Mortgage Loan Nos. 1, 121 and 139), the Loan Balance at maturity for each such Mortgage Loan is zero.

(4) In the case of five Mortgage Loans, the related Anticipated Repayment Date.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                  (PIE CHART)

PROPERTY TYPES

                                     AGGREGATE                                                AVERAGE       MIN/MAX   WEIGHTED
                      NUMBER OF        CUT-OFF              % OF  WEIGHTED      MIN/MAX       CUT-OFF       CUT-OFF    AVERAGE
                      MORTGAGED           DATE      CUT-OFF DATE   AVERAGE         DSCR          DATE          DATE   MORTGAGE
PROPERTY TYPE         PROPERTIES    BALANCE(1)   POOL BALANCE(1)      DSCR     WEIGHTED  LTV RATIO(1)  LTV RATIO(1)       RATE
------------------------------------------------------------------------------------------------------------------------------
Multifamily                  58   $336,643,204             34.2%     1.30x  1.17x/1.65x       74.2%    51.7%/80.4%      7.150%
------------------------------------------------------------------------------------------------------------------------------
Retail                       42   $294,676,808             29.9%     1.33x  1.20x/1.99x       74.6%    43.8%/80.0%      7.365%
------------------------------------------------------------------------------------------------------------------------------
  Retail - Anchored          31   $253,884,157             25.8%     1.30x  1.20x/1.68x       76.2%    46.6%/80.0%      7.338%
------------------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored         8   $ 27,347,238              2.8%     1.56x  1.32x/1.99x       62.7%    43.8%/74.6%      7.352%
------------------------------------------------------------------------------------------------------------------------------
  Retail - Shadow
    Anchored                  3   $ 13,445,414              1.4%     1.32x  1.25x/1.36x       69.5%    63.9%/73.9%      7.908%
------------------------------------------------------------------------------------------------------------------------------
Office                       27   $263,414,759             26.8%     1.39x  1.19x/2.29x       68.5%    43.0%/77.6%      7.327%
------------------------------------------------------------------------------------------------------------------------------
Industrial                   12   $ 55,710,496              5.7%     1.28x  1.24x/1.41x       73.8%    57.3%/77.8%      7.487%
------------------------------------------------------------------------------------------------------------------------------
Mixed Use                     6   $ 21,263,182              2.2%     1.33x  1.23x/1.41x       70.6%    61.4%/79.6%      7.353%
------------------------------------------------------------------------------------------------------------------------------
Self Storage                  3   $ 12,537,193              1.3%     1.69x  1.36x/2.25x       65.1%    56.1%/71.5%      7.254%
------------------------------------------------------------------------------------------------------------------------------
                            148   $984,245,642            100.0%     1.34X  1.17X/2.29X       72.6%    43.0%/80.4%      7.286%
------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                     (MAP)
               OTHER STATES: 33.3% OF CUT-OFF DATE POOL BALANCE.

PROPERTY LOCATION

                                                                                                          WEIGHTED     WEIGHTED
                               NUMBER OF          AGGREGATE               % OF           WEIGHTED          AVERAGE      AVERAGE
                               MORTGAGED       CUT-OFF DATE       CUT-OFF DATE            AVERAGE     CUT-OFF DATE     MORTGAGE
STATES(1)                     PROPERTIES            BALANCE       POOL BALANCE               DSCR        LTV RATIO         RATE
-------------------------------------------------------------------------------------------------------------------------------
CA                                   34        $179,642,783            18.3%                1.30x            72.9%       7.336%
-------------------------------------------------------------------------------------------------------------------------------
  Southern(2)                        26        $136,208,946            13.8%                1.30x            72.8%       7.280%
-------------------------------------------------------------------------------------------------------------------------------
  Northern(2)                         8         $43,433,836             4.5%                1.32x            73.3%       7.514%
-------------------------------------------------------------------------------------------------------------------------------
MI                                    7         $89,876,477             9.1%                1.42x            71.1%       7.260%
-------------------------------------------------------------------------------------------------------------------------------
VA                                   10         $82,675,714             8.4%                1.31x            75.6%       7.166%
-------------------------------------------------------------------------------------------------------------------------------
NJ                                   10         $76,540,992             7.8%                1.46x            64.1%       7.273%
-------------------------------------------------------------------------------------------------------------------------------
NV                                    7         $61,483,410             6.2%                1.28x            75.8%       7.192%
-------------------------------------------------------------------------------------------------------------------------------
FL                                   14         $58,056,442             5.9%                1.31x            71.8%       7.476%
-------------------------------------------------------------------------------------------------------------------------------
IL                                    5         $56,965,734             5.8%                1.27x            75.0%       7.389%
-------------------------------------------------------------------------------------------------------------------------------
PA                                    5         $51,428,792             5.2%                1.35x            68.9%       7.038%
-------------------------------------------------------------------------------------------------------------------------------
Other                                56        $327,575,299            33.3%                1.34x            73.7%       7.305%
-------------------------------------------------------------------------------------------------------------------------------
                                    148        $984,245,642           100.0%                1.34X            72.6%       7.286%
-------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 29 STATES AND THE DISTRICT OF COLUMBIA.

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                                      WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES           LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------------------
$500,001 - $1,000,000                        7    $  5,856,507            0.6%           1.50x           66.5%      7.737%
--------------------------------------------------------------------------------------------------------------------------
$1,000,001 - $2,000,000                     17    $ 26,085,992            2.7%           1.35x           69.2%      7.645%
--------------------------------------------------------------------------------------------------------------------------
$2,000,001 - $3,000,000                     17    $ 44,211,812            4.5%           1.32x           73.3%      7.462%
--------------------------------------------------------------------------------------------------------------------------
$3,000,001 - $4,000,000                     15    $ 53,167,525            5.4%           1.33x           70.7%      7.441%
--------------------------------------------------------------------------------------------------------------------------
$4,000,001 - $5,000,000                     20    $ 92,159,593            9.4%           1.34x           73.7%      7.437%
--------------------------------------------------------------------------------------------------------------------------
$5,000,001 - $6,000,000                      7    $ 40,319,113            4.1%           1.30x           71.3%      7.437%
--------------------------------------------------------------------------------------------------------------------------
$6,000,001 - $7,000,000                     11    $ 71,297,599            7.2%           1.40x           71.2%      7.347%
--------------------------------------------------------------------------------------------------------------------------
$7,000,001 - $8,000,000                      7    $ 52,678,046            5.4%           1.30x           75.4%      7.354%
--------------------------------------------------------------------------------------------------------------------------
$8,000,001 - $9,000,000                      4    $ 33,612,930            3.4%           1.28x           76.7%      7.280%
--------------------------------------------------------------------------------------------------------------------------
$9,000,001 - $10,000,000                     6    $ 57,291,626            5.8%           1.28x           72.7%      7.172%
--------------------------------------------------------------------------------------------------------------------------
$10,000,001 - $15,000,000                   14    $174,496,785           17.7%           1.30x           74.9%      7.287%
--------------------------------------------------------------------------------------------------------------------------
$15,000,001 - $20,000,000                    8    $137,534,824           14.0%           1.29x           75.5%      7.247%
--------------------------------------------------------------------------------------------------------------------------
$20,000,001 - $25,000,000                    2    $ 44,800,000            4.6%           1.36x           74.4%      7.000%
--------------------------------------------------------------------------------------------------------------------------
$25,000,001 - $30,000,000                    1    $ 28,500,000            2.9%           1.35x           69.5%      6.875%
--------------------------------------------------------------------------------------------------------------------------
$30,000,001 - $35,000,000                    2    $ 68,782,568            7.0%           1.43x           62.6%      7.466%
--------------------------------------------------------------------------------------------------------------------------
$50,000,001 - $55,000,000                    1    $ 53,450,722            5.4%           1.54x           69.3%      6.700%
--------------------------------------------------------------------------------------------------------------------------
                                           139    $984,245,642          100.0%           1.34X           72.6%      7.286%
--------------------------------------------------------------------------------------------------------------------------

- THE AVERAGE CUT-OFF DATE BALANCE IS $7,080,904.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

MORTGAGE RATE

                                                                                                      WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES                  LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------------------
6.510% - 6.749%                              3    $ 67,327,276            6.8%           1.48x           70.6%      6.675%
--------------------------------------------------------------------------------------------------------------------------
6.750% - 6.999%                             11    $112,291,077           11.4%           1.37x           72.3%      6.910%
--------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                             32    $292,878,727           29.8%           1.33x           75.0%      7.053%
--------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                             38    $218,200,224           22.2%           1.38x           69.4%      7.347%
--------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                             29    $193,662,637           19.7%           1.28x           73.8%      7.566%
--------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                             10    $ 36,635,101            3.7%           1.30x           73.3%      7.816%
--------------------------------------------------------------------------------------------------------------------------
8.000% - 8.249%                              6    $ 12,770,034            1.3%           1.28x           66.1%      8.068%
--------------------------------------------------------------------------------------------------------------------------
8.250% - 8.500%                             10    $ 50,480,566            5.1%           1.25x           72.1%      8.372%
--------------------------------------------------------------------------------------------------------------------------
                                           139    $984,245,642          100.0%           1.34X           72.6%      7.286%
--------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.286%.

DEBT SERVICE COVERAGE RATIO

                                                                                                      WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
RANGE OF DSCRS                           LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
--------------------------------------------------------------------------------------------------------------------------
1.15x - 1.19x                                2    $ 23,315,502            2.4%           1.18x           74.5%      7.866%
--------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                               24    $147,857,895           15.0%           1.22x           75.1%      7.539%
--------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                               45    $314,609,065           32.0%           1.27x           74.8%      7.314%
--------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                               25    $150,554,127           15.3%           1.32x           74.9%      7.302%
--------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                               15    $115,506,086           11.7%           1.36x           72.6%      7.151%
--------------------------------------------------------------------------------------------------------------------------
1.40x - 1.44x                               11    $ 84,696,501            8.6%           1.42x           71.7%      7.117%
--------------------------------------------------------------------------------------------------------------------------
1.45x - 1.49x                                3    $ 18,974,306            1.9%           1.48x           73.5%      7.093%
--------------------------------------------------------------------------------------------------------------------------
1.50x - 1.54x                                6    $ 75,033,885            7.6%           1.53x           69.5%      6.849%
--------------------------------------------------------------------------------------------------------------------------
1.60x - 1.64x                                3    $ 39,324,051            4.0%           1.60x           50.7%      7.390%
--------------------------------------------------------------------------------------------------------------------------
1.65x - 1.69x                                2    $  2,723,007            0.3%           1.67x           53.9%      7.702%
--------------------------------------------------------------------------------------------------------------------------
1.95x - 1.99x                                1    $  6,350,000            0.6%           1.99x           43.8%      7.290%
--------------------------------------------------------------------------------------------------------------------------
2.00x - 2.49x                                2    $  5,301,217            0.5%           2.26x           54.4%      7.160%
--------------------------------------------------------------------------------------------------------------------------
                                           139    $984,245,642          100.0%           1.34X           72.6%      7.286%
--------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.34X.

  The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                                       WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED          AVERAGE     AVERAGE
                                      MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE     CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS         LOANS         BALANCE    POOL BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                              2    $  7,051,217            0.7%           2.02x            43.7%      7.316%
---------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                              3    $ 37,798,819            3.8%           1.60x            49.5%      7.398%
---------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              3    $  4,586,893            0.5%           1.29x            53.4%      7.772%
---------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                              2    $  5,424,635            0.6%           2.11x            56.3%      7.244%
---------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                             10    $ 41,674,236            4.2%           1.39x            62.3%      7.519%
---------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             19    $164,483,585           16.7%           1.42x            68.8%      7.062%
---------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             43    $323,273,608           32.8%           1.31x            73.6%      7.292%
---------------------------------------------------------------------------------------------------------------------------
75.01% - 80.41%                             57    $399,952,648           40.6%           1.28x            77.5%      7.334%
---------------------------------------------------------------------------------------------------------------------------
                                           139    $984,245,642          100.0%           1.34X            72.6%      7.286%
---------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 72.6%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                       WEIGHTED    WEIGHTED
                                     NUMBER OF       AGGREGATE            % OF        WEIGHTED          AVERAGE     AVERAGE
RANGE OF MATURITY DATE OR ARD         MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    MATURITY DATE    MORTGAGE
LOAN-TO-VALUE RATIOS(1)                  LOANS         BALANCE    POOL BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------
0.00% - 5.00%                                5    $ 60,367,074            6.1%           1.53x             0.2%      6.837%
---------------------------------------------------------------------------------------------------------------------------
30.01% - 40.00%                              3    $  9,546,973            1.0%           1.83x            36.2%      7.495%
---------------------------------------------------------------------------------------------------------------------------
40.01% - 50.00%                              6    $ 50,035,814            5.1%           1.59x            45.1%      7.392%
---------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              7    $ 36,268,686            3.7%           1.27x            53.2%      7.630%
---------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                             15    $ 89,593,502            9.1%           1.39x            58.7%      7.084%
---------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                             31    $229,200,213           23.3%           1.30x            63.2%      7.264%
---------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                             51    $407,933,462           41.4%           1.31x            67.5%      7.330%
---------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                             18    $ 81,276,650            8.3%           1.25x            71.2%      7.486%
---------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                              3    $ 20,023,267            2.0%           1.23x            76.0%      7.127%
---------------------------------------------------------------------------------------------------------------------------
                                           139    $984,245,642          100.0%           1.34X            60.1%      7.286%
---------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 60.1%

   The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

                                                                                                     WEIGHTED    WEIGHTED
                                        NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF ORIGINAL TERMS                  MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                     LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
0 - 60                                          6    $ 46,748,854         4.7%        1.26x             72.3%      7.266%
-------------------------------------------------------------------------------------------------------------------------
73 - 96                                         6    $ 88,461,792         9.0%        1.44x             71.5%      6.978%
-------------------------------------------------------------------------------------------------------------------------
97 - 120                                      124    $843,305,655        85.7%        1.33x             72.8%      7.316%
-------------------------------------------------------------------------------------------------------------------------
229 - 240                                       3    $  5,729,341         0.6%        1.40x             56.4%      7.896%
-------------------------------------------------------------------------------------------------------------------------
                                              139    $984,245,642       100.0%        1.34X             72.6%      7.286%
-------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 115 MONTHS.

REMAINING TERM TO MATURITY OR ARD

                                                                                                     WEIGHTED    WEIGHTED
                                        NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
RANGE OF REMAINING TERMS                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                     LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
-------------------------------------------------------------------------------------------------------------------------
0 - 60                                          6    $ 46,748,854         4.7%        1.26x             72.3%      7.266%
-------------------------------------------------------------------------------------------------------------------------
61 - 84                                         7    $ 36,759,187         3.7%        1.29x             74.0%      7.405%
-------------------------------------------------------------------------------------------------------------------------
85 - 108                                       12    $107,423,512        10.9%        1.39x             70.7%      7.523%
-------------------------------------------------------------------------------------------------------------------------
109 - 120                                     111    $787,584,747        80.0%        1.34x             72.9%      7.245%
-------------------------------------------------------------------------------------------------------------------------
193 - 204                                       1    $    695,509         0.1%        1.32x             53.5%      7.500%
-------------------------------------------------------------------------------------------------------------------------
229 - 240                                       2    $  5,033,833         0.5%        1.41x             56.8%      7.951%
-------------------------------------------------------------------------------------------------------------------------
                                              139    $984,245,642       100.0%        1.34X             72.6%      7.286%
-------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 111 MONTHS.

SEASONING

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
                                             MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
SEASONING (MONTHS)                              LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
0 - 12                                            125   $927,829,226        94.3%       1.34x        72.6%       7.225%
------------------------------------------------------------------------------------------------------------------------
13 - 24                                             7   $ 45,038,281         4.6%       1.23x        73.4%       8.354%
------------------------------------------------------------------------------------------------------------------------
25 - 36                                             5   $  9,630,017         1.0%       1.32x        64.8%       8.201%
------------------------------------------------------------------------------------------------------------------------
37 - 48                                             2   $  1,748,117         0.2%       1.64x        59.1%       7.460%
------------------------------------------------------------------------------------------------------------------------
                                                  139   $984,245,642       100.0%       1.34X        72.6%       7.286%
------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE SEASONING IS 4 MONTHS.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
RANGE OF ORIGINAL AMORTIZATION               MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
TERMS (MONTHS)(1)                               LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
0 - 120                                             2   $ 54,637,733           5.6%   1.54x         68.9%       6.726%
------------------------------------------------------------------------------------------------------------------------
229 - 252                                           7   $ 31,618,524           3.2%   1.25x         68.7%       7.555%
------------------------------------------------------------------------------------------------------------------------
289 - 312                                          22   $ 80,433,991           8.2%   1.43x         67.4%       7.622%
------------------------------------------------------------------------------------------------------------------------
313 - 324                                           1   $  5,943,656           0.6%   1.36x         69.9%       7.290%
------------------------------------------------------------------------------------------------------------------------
337 - 348                                           3   $ 36,000,000           3.7%   1.43x         75.5%       6.990%
------------------------------------------------------------------------------------------------------------------------
349 - 360                                         104   $775,611,738          78.8%   1.31x         73.4%       7.294%
------------------------------------------------------------------------------------------------------------------------
                                                  139   $984,245,642         100.0%   1.34X         72.6%       7.286%
------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 336 MONTHS.

REMAINING STATED AMORTIZATION TERMS

                                                                                                     WEIGHTED   WEIGHTED
                                            NUMBER OF      AGGREGATE           % OF   WEIGHTED        AVERAGE    AVERAGE
RANGE OF REMAINING STATED                    MORTGAGE   CUT-OFF DATE   CUT-OFF DATE    AVERAGE   CUT-OFF DATE   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)                  LOANS        BALANCE   POOL BALANCE       DSCR      LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------
85 - 120                                            2   $ 54,637,733           5.6%   1.54x         68.9%       6.726%
------------------------------------------------------------------------------------------------------------------------
193 - 228                                           1   $    695,509           0.1%   1.32x         53.5%       7.500%
------------------------------------------------------------------------------------------------------------------------
229 - 264                                           8   $ 32,671,133           3.3%   1.27x         68.5%       7.551%
------------------------------------------------------------------------------------------------------------------------
265 - 300                                          19   $ 75,201,255           7.6%   1.43x         67.3%       7.619%
------------------------------------------------------------------------------------------------------------------------
301 - 336                                           3   $ 10,731,327           1.1%   1.29x         71.7%       7.556%
------------------------------------------------------------------------------------------------------------------------
337 - 348                                           7   $ 70,042,534           7.1%   1.32x         75.3%       7.654%
------------------------------------------------------------------------------------------------------------------------
349 - 360                                          99   $740,266,152          75.2%   1.32x         73.3%       7.244%
------------------------------------------------------------------------------------------------------------------------
                                                  139   $984,245,642         100.0%   1.34X         72.6%       7.286%
------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 332 MONTHS.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                                                             WEIGHTED    WEIGHTED
                                                NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                               LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                               129    $951,686,791           96.7%       1.34x           72.8%      7.279%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open                          9    $ 27,972,275            2.8%       1.44x           64.2%      7.468%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Prepayment Premium                              1    $  4,586,576            0.5%       1.21x           75.2%      7.750%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 139    $984,245,642          100.0%       1.34X           72.6%      7.286%
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

PREPAYMENT ANALYSIS
DATE                                         DEC-01     DEC-02     DEC-03     DEC-04     DEC-05     DEC-06     DEC-07     DEC-08
--------------------------------------------------------------------------------------------------------------------------------
% Lockout                                   100.00%    100.00%     97.66%     97.32%     96.67%     96.99%     96.98%     97.02%
% YM                                          0.00%      0.00%      1.87%      2.21%      2.86%      3.01%      2.95%      2.98%
% Prepayment Premium                          0.00%      0.00%      0.47%      0.47%      0.48%      0.00%      0.00%      0.00%
--------------------------------------------------------------------------------------------------------------------------------
% Open                                        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.07%      0.00%
--------------------------------------------------------------------------------------------------------------------------------
% Total                                     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total Beg Balance                          $ 984.25   $ 971.68   $ 957.67   $ 942.31   $ 925.20   $ 862.33   $ 842.05   $ 785.98
Percent of Initial Balance                  100.00%     98.72%     97.30%     95.74%     94.00%     87.61%     85.55%     79.86%

PREPAYMENT ANALYSIS
DATE                                        DEC-09     DEC-10
----------------------------------------
% Lockout                                   97.34%     84.62%
% YM                                         2.66%      2.80%
% Prepayment Premium                         0.00%      0.00%
----------------------------------------------------------------------
% Open                                       0.00%     12.58%
--------------------------------------------------------------------------------
% Total                                    100.00%    100.00%
------------------------------------------------------------------------------------------
Total Beg Balance                         $ 754.07   $ 699.37
Percent of Initial Balance                  76.61%     71.06%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) As of the Cut-off Date.

(3) Based upon the assumptions set forth in footnote (1) above, as of December 2011, the outstanding loan balances represent less than 1.00% of the Cut-off Date Pool Balance.

CREDIT ENHANCEMENT ANALYSIS (1)

DATE                                      DEC-01   DEC-02   DEC-03   DEC-04   DEC-05   DEC-06   DEC-07   DEC-08   DEC-09   DEC-10
---------------------------------------------------------------------------------------------------------------------------------
AAA Credit Support %                      22.75%   23.04%   23.38%   23.76%   24.20%   25.97%   26.59%   28.49%   29.69%   32.02%
AA Credit Support %                       19.00%   19.25%   19.53%   19.85%   20.21%   21.69%   22.21%   23.79%   24.80%   26.74%
AA- Credit Support %                      17.75%   17.98%   18.24%   18.54%   18.88%   20.26%   20.75%   22.23%   23.17%   24.98%
A+ Credit Support %                       16.50%   16.71%   16.96%   17.23%   17.55%   18.83%   19.29%   20.66%   21.54%   23.22%
A Credit Support %                        14.75%   14.94%   15.16%   15.41%   15.69%   16.84%   17.24%   18.47%   19.25%   20.76%
A- Credit Support %                       13.50%   13.67%   13.87%   14.10%   14.36%   15.41%   15.78%   16.91%   17.62%   19.00%
BBB+ Credit Support %                     12.25%   12.41%   12.59%   12.80%   13.03%   13.98%   14.32%   15.34%   15.99%   17.24%
BBB Credit Support %                      10.50%   10.64%   10.79%   10.97%   11.17%   11.98%   12.27%   13.15%   13.71%   14.78%
BBB- Credit Support %                      9.00%    9.12%    9.25%    9.40%    9.57%   10.27%   10.52%   11.27%   11.75%   12.67%
BB+ Credit Support %                       7.50%    7.60%    7.71%    7.83%    7.98%    8.56%    8.77%    9.39%    9.79%   10.56%
BB Credit Support %                        5.25%    5.32%    5.40%    5.48%    5.59%    5.99%    6.14%    6.57%    6.85%    7.39%

---------------

(1) Credit enhancement in effect as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                                                                 WEIGHTED
                           MORTGAGE                         % OF                         LOAN       WEIGHTED     AVERAGE
                             LOAN        CUT-OFF DATE   CUT-OFF DATE    PROPERTY     BALANCE PER    AVERAGE    CUT-OFF DATE
LOAN NAME                   SELLER        BALANCE(1)    POOL BALANCE      TYPE         SF/UNIT        DSCR      LTV RATIO
---------                -------------   ------------   ------------   -----------   ------------   --------   ------------
General Motors
 Building..............  First Union     $ 53,450,722       5.4%       Office        $      86/SF    1.54x(2)      69.3%
Cornerstone
 Portfolio(1)..........  First Union     $ 36,000,000       3.7%       Multifamily   $48,980/unit    1.43x         75.5%
Overlook at Great
 Notch.................  Merrill Lynch   $ 34,887,040       3.5%       Office        $      84/SF    1.60x         49.7%
Orland Park Place
 Shopping Center.......  First Union     $ 33,895,528       3.4%       Retail        $      81/SF    1.25x         75.8%
Chesterbrook Office
 Building..............  First Union     $ 28,500,000       2.9%       Office        $     166/SF    1.35x         69.5%
Robbins Portfolio(1)...  Artesia         $ 26,501,366       2.7%       Office        $      76/SF    1.25x         72.6%
The Center at Hobbs
 Brook.................  First Union     $ 22,800,000       2.3%       Retail        $     113/SF    1.32x         74.3%
Gardner Portfolio......  Merrill Lynch   $ 22,000,000       2.2%       Various(3)    $      89/SF    1.41x         74.6%
The Marketplace at
 Augusta...............  First Union     $ 19,520,000       2.0%       Retail        $      83/SF    1.33x         80.0%
Belmont at York
 Apartments............  First Union     $ 17,958,995       1.8%       Multifamily   $59,863/unit    1.36x         75.1%
                                         ------------      -----
TOTAL/WTD. AVG.........                  $295,513,652      30.0%                                     1.41X         70.6%
                                         ============      =====

                            WEIGHTED       WEIGHTED
                             AVERAGE       AVERAGE
                          LTV RATIO AT     MORTGAGE
LOAN NAME                MATURITY OR ARD     RATE
---------                ---------------   --------
General Motors
 Building..............        0.0%         6.700%
Cornerstone
 Portfolio(1)..........       66.3%         6.990%
Overlook at Great
 Notch.................       43.9%         7.375%
Orland Park Place
 Shopping Center.......       67.3%         7.560%
Chesterbrook Office
 Building..............       59.5%         6.875%
Robbins Portfolio(1)...       64.1%         8.350%
The Center at Hobbs
 Brook.................       64.8%         7.000%
Gardner Portfolio......       65.0%         7.000%
The Marketplace at
 Augusta...............       69.8%         7.000%
Belmont at York
 Apartments............       65.7%         7.000%
TOTAL/WTD. AVG.........       50.9%         7.162%

---------------

(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) The DSCR for the General Motors Building Loan will decrease over its term as a result of the increases in the periodic payments during the term.

(3) Retail, office, mixed use and industrial.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

GENERAL MOTORS BUILDING

(PHOTO)

---------------------------------------
 Cut-off Date Balance..................            $53,450,722
 Moody's/S&P Shadow Rating.............                 A1/BBB
 Mortgage Loan Seller..................            First Union
 Property Type.........................                 Office
 Property Location.....................            Detroit, MI
 % of Cut-off Date Pool Balance........                   5.4%
 Term/Amortization.....................                  95/95
 Remaining Term/Amortization...........                  95/95
 Mortgage Rate.........................                 6.700%
 Cut-off Date LTV......................                  69.3%
 Maturity Date LTV.....................                     0%
 Underwritten DSCR.....................                  1.54x
 Number of Properties..................                      1
 Occupancy as of November 19, 2001.....                 100.0%
 Number of square feet.................                618,431
 Loan Balance per square foot..........                    $86
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "General Motors Building Loan") is secured by a first priority leasehold mortgage on an office complex located in Detroit, Michigan. The General Motors Building Loan represents approximately 5.4% of the Cut-off Date Pool Balance. The General Motors Building Loan was originated on November 19, 2001, and has a principal balance as of the Cut-off Date of $53,450,722.

    The fully-amortizing General Motors Building Loan has a remaining term of 95 months and will mature on November 1, 2009. The General Motors Building Loan may not be prepaid. The General Motors Building Loan permits defeasance with United States government obligations beginning three years after the Closing Date. Moody's and S&P have confirmed to the Depositor that the General Motors Building Loan, in the context of its inclusion in the Trust, has credit characteristics consistent with that of an obligation rated "A1" by Moody's and "BBB" by S&P.

    Scheduled payments of principal and interest under the General Motors Building Loan are semi-annual. The Depositor has arranged for the Master Servicer to advance, on a monthly basis, the interest payments that would have otherwise been payable monthly. The Master Servicer will be the beneficiary of a swap contract arranged by the Depositor. The swap contract should be sufficient to pay in full and on a timely basis all interest scheduled to be advanced with respect to the General Motors Building Loan and should adequately protect the Master Servicer against certain risks associated with its obligation to make such interest payment advances.

- THE BORROWER. The borrower is LMC PHASE II, L.L.C., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the General Motors Building Loan. The sponsor for the borrower is Public Service Electric and Gas Company, a publicly traded diversified energy company (NYSE: PEG).

- THE PROPERTY. The Mortgaged Property is an approximately 618,431 square foot office complex consisting of two twenty-one story office towers constructed in 1984 and contained within an approximately 3.31 acre parcel leased to the borrower under a ground lease with Riverfront Holdings Phase II, Inc., a special purpose entity controlled by General Motors Corporation ("GMC"). The ground lease expires in 2071 and has been subordinated to the lien of the leasehold mortgage. The ground lease further provides that, in the event of a default under the ground lease by the borrower, the lender shall be provided notice and an opportunity to cure such default.

    The borrower leases the entire Mortgaged Property to GMC under the terms of a 240-month bond-type master lease (the "Lease"), which expires on October 31, 2021. In addition to all scheduled payments of

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    principal and interest under the General Motors Building Loan, payments by GMC under the Lease are sufficient to pay all scheduled rent payment obligations under the ground lease. As of November 16, 2001, GMC was rated "A3" by Moody's and "BBB+" by S&P. GMC is the world's largest manufacturer of automobiles under the brand names Chevrolet, Buick, Cadillac, Oldsmobile, Pontiac, Saturn and GMC. In addition to manufacturing automobiles, GMC has other diversified businesses such as financing, insurance and communication services/equipment.

    The Mortgaged Property is also subject to a subordinate loan which had an outstanding principal balance of approximately $74,000,000 at the origination of the General Motors Building Loan and which subordinate loan's principal balance increases to approximately $81,000,000 before fully amortizing over a twelve-year period beginning in 2009. The subordinate loan is secured by a second priority leasehold deed of trust for the benefit of ANR Real Estate Corporation ("ANR Real Estate"), an affiliate of ANR Pipeline Company ("ANR Pipeline"). Upon the closing of the General Motors Building Loan, ANR Real Estate agreed to subordinate its loan to the General Motors Building Loan, foregoing any and all remedies involving any security held by the mortgagee until the General Motors Building Loan is repaid in full. The subordinate financing was put into place when the property was originally developed in 1984. At that time, ANR Pipeline was the tenant under the Lease, which was subsequently assigned to GMC. As a condition of the assignment of the Lease, ANR Pipeline retained all payment obligations due to ANR Real Estate, however, in the event the borrower does not receive a payment from ANR Pipeline, then the borrower has no obligation to make any payments to ANR Real Estate. In addition, to the extent there is ever a default or bankruptcy by ANR Pipeline, the terms of their agreement provide for an automatic release and satisfaction of the subordinate loan.

- ESCROWS. No escrows were required under the loan documents, because the Lease provides that all operating expenses, including taxes, insurance and capital improvement costs are the sole responsibility of GMC.

- LOCK BOX ACCOUNT. At closing of the General Motors Building Loan, GMC was directed to directly deposit into a mortgagee designated lock box account any and all payments due under the Lease. In addition to any and all payments due under the General Motors Building Loan, the mortgagee must also remit the ground lease payments directly to the ground lessor.

- MANAGEMENT. The Lease provides that management of the Mortgaged Property is the sole responsibility of GMC.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %............................................        99.0%
U/W Revenues...............................................  $11,596,613
U/W Total Expenses.........................................  $   318,332
U/W Net Operating Income (NOI).............................  $11,278,280
U/W Net Cash Flow (NCF)....................................  $11,216,437
U/W DSCR on NOI............................................        1.55x
U/W DSCR on NCF............................................        1.54x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

CORNERSTONE PORTFOLIO

(PHOTO)

-----------------------------------------
  Cut-off Date Balance...................       $36,000,000
  Mortgage Loan Seller...................       First Union
  Property Type..........................       Multifamily
  Property Location......................           VA & NC
  % of Cut-off Date Pool Balance.........              3.7%
  Term/Amortization......................           120/348
  Remaining Term/Amortization............           112/348
  WA Mortgage Rate.......................            6.990%
  WA Cut-off Date LTV....................             75.5%
  WA Maturity Date LTV...................             66.3%
  WA Underwritten DSCR...................             1.43x
  Number of Properties...................                 3
  WA Occupancy as of July 20, 2001.......             95.8%
  Number of units........................               735
  Loan Balance per unit..................           $48,980
-----------------------------------------------------------

- THE LOANS. The three Mortgage Loans (the "Cornerstone Loans") are collectively secured by first mortgages or deeds of trust encumbering three multifamily properties located in Virginia (two properties) and North Carolina (one property). The Cornerstone Loans represent approximately 3.7% of the Cut-off Date Pool Balance. The Cornerstone Loans were originated on March 23, 2001 and have an aggregate principal balance as of the Cut-off Date of $36,000,000. Each of the Cornerstone Loans is cross-collateralized and cross-defaulted with each of the other Cornerstone Loans. Each of the Cornerstone Loans provides for interest-only payments for the first twelve months of the term of the Cornerstone Loans and, thereafter, for monthly payments of principal and interest.

    The Cornerstone Loans have a remaining term of 112 months and mature on April 1, 2011. The Cornerstone Loans may be prepaid after December 1, 2010. Each of the Cornerstone Loans permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWERS. The borrowers are CRIT-VA, Inc. and CRIT-NC III, LLC, each a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of each of the Cornerstone Loans. The sponsor of the borrowers is Cornerstone Realty Income Trust, Inc., ("CRIT"), a publicly traded (NYSE) real estate investment trust, with ownership interests in approximately seventy-two properties encompassing over 18,000 units in five states.

    In addition to the Cornerstone Loans, CRIT is also the sponsor of the following loan in this transaction:

   PROPERTY NAME                CITY      STATE    PROPERTY TYPE    CUT-OFF DATE LOAN BALANCE
   Chase Gayton Apartments    Richmond    VA       Multifamily                    $15,855,434

- THE PROPERTIES. The Cornerstone Loans consist of three multifamily apartment complexes. As of July 20, 2001, the weighted average occupancy rate for the Mortgaged Properties securing the Cornerstone Loans was approximately 95.8%. The following table presents certain information relating to the Mortgaged Properties securing the Cornerstone Loans:

                                                        CUT-OFF DATE    NUMBER
PROPERTY NAME                      PROPERTY LOCATION    LOAN BALANCE   OF UNITS   YEAR BUILT
-------------                      ------------------   ------------   --------   -----------
Highland Hills Apartments........        Carrboro, NC   $14,775,000       264            1988
Greenbrier Apartments............  Fredericksburg, VA   $12,750,000       258     1972 & 1991
Harbour Club Apartments..........  Virginia Beach, VA   $ 8,475,000       213            1987

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    The following tables present information relating to the unit configuration of each of the Mortgaged Properties securing the Cornerstone Loans:

HIGHLAND HILLS APARTMENTS:
--------------------------
UNIT TYPE                     UNIT SIZE (SF)   NO. OF UNITS   NRA (SF)   % TOTAL NRA   ASKING RENT RANGE
---------                     --------------   ------------   --------   -----------   -----------------
1-BR/1-BA...................    704 & 742           52         38,128       14.4%       $  625-696
2-BR/2-BA...................       904             120        108,480       41.1%       $  699-820
3-BR/2-BA...................      1,093             40         43,720       16.6%       $  799-890
2-BR/2-BA...................      1,190             12         14,280        5.4%       $ 900-1,065
3-BR/2-BA...................      1,487             40         59,480       22.5%       $1,045-1,165
                              --------------       ---        -------      ------       --------------
Total/Average...............      1,000            264        264,088      100.0%       $839/$0.84/SF
                              ==============       ===        =======      ======       ==============

GREENBRIER APARTMENTS:
----------------------
UNIT TYPE                     UNIT SIZE (SF)   NO. OF UNITS   NRA (SF)   % TOTAL NRA   ASKING RENT RANGE
---------                     --------------   ------------   --------   -----------   -----------------
Efficiency..................       482              10          4,820        2.2%       $  525-580
1-BR/1-BA...................  657, 739 & 782        91         66,910       30.4%       $  560-710
2-BR/1-BA...................    857 & 927           35         31,255       14.2%       $  646-745
2-BR/1.5BA..................   894 & 1,007          50         46,395       21.1%       $  650-785
2-BR/2-BA...................       927              54         50,058       22.7%       $  740-820
3-BR/2-BA...................      1,163             18         20,934        9.5%       $  890-990
                              --------------       ---        -------      ------       --------------
Total/Average...............       854             258        220,372      100.0%       $722/$0.85/SF
                              ==============       ===        =======      ======       ==============

HARBOUR CLUB APARTMENTS:
------------------------
UNIT TYPE                     UNIT SIZE (SF)   NO. OF UNITS   NRA (SF)   % TOTAL NRA   ASKING RENT RANGE
---------                     --------------   ------------   --------   -----------   -----------------
1-BR/1-BA...................       900              29         26,100       12.6%       $  560-773
2-BR/2-BA...................       900             104         93,600       45.1%       $  623-772
3-BR/2-BA...................      1,100             80         88,000       42.4%       $ 728-1,078
                              --------------       ---        -------      ------       --------------
Total/Average...............       975             213        207,700      100.0%       $723/$0.74/SF
                              ==============       ===        =======      ======       ==============

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of each of the Cornerstone Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify its tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MANAGEMENT. CRIT is the property manager for the Mortgaged Properties securing the Cornerstone Loans. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       92.6%
U/W Revenues................................................  $6,693,618
U/W Total Expenses..........................................  $2,353,155
U/W Net Operating Income (NOI)..............................  $4,340,463
U/W Net Cash Flow (NCF).....................................  $4,156,713
U/W DSCR on NOI.............................................       1.50x
U/W DSCR on NCF.............................................       1.43x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

OVERLOOK AT GREAT NOTCH

(PHOTO)

------------------------------------------
 Cut-off Date Balance.....................         $34,887,040
 Mortgage Loan Seller.....................       Merrill Lynch
 Property Type............................              Office
 Property Location........................    Little Falls, NJ
 % of Cut-off Date Pool Balance...........                3.5%
 Term/Amortization........................             120/360
 Remaining Term/Amortization..............             115/355
 Mortgage Rate............................              7.375%
 Cut-off Date LTV.........................               49.7%
 Maturity Date LTV........................               43.9%
 Underwritten DSCR........................               1.60x
 Number of Properties.....................                   1
 Occupancy % as of September 25, 2001.....               92.3%
 Number of square feet....................             414,650
 Loan Balance per square foot.............                 $84
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Overlook at Great Notch Loan") is secured by a first lien mortgage encumbering an office building located in Little Falls, New Jersey. The Overlook at Great Notch Loan represents approximately 3.5% of the Cut-off Date Pool Balance. The Overlook at Great Notch Loan was originated on June 7, 2001 and has a principal balance as of the Cut-off Date of $34,887,040.

    The Overlook at Great Notch Loan has a remaining term of 115 months and a maturity date of July 1, 2011. The Overlook at Great Notch Loan may be prepaid on or after January 1, 2011. The Overlook at Great Notch Loan permits defeasance with United States Government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is Theta Holding Company, LP. A non-consolidation opinion was delivered upon the origination of the Overlook at Great Notch Loan. The sponsors of the borrower have been active in real estate for the past 25 years and currently own and/or manage over ten million square feet of commercial real estate throughout the United States.

- THE PROPERTY. The Mortgaged Property is a twelve story office building comprised of approximately 414,650 square feet of net rentable area of office space. The Mortgaged Property is located at 150 Clove Road in Little Falls, New Jersey. The Mortgaged Property was built in 1988 and renovated from 1997-2000. As of September 25, 2001, the occupancy rate for the Mortgaged Property was approximately 92.3%.

    PricewaterhouseCoopers ("PwC") occupies approximately 144,940 square feet or 35.0% of the net rentable area. The PwC lease expires October 31, 2008. PwC is the world's largest professional services firm. Total-Tel USA ("Total-Tel") occupies approximately 41,121 square feet or approximately 9.9% of the net rentable area. The Total-Tel lease expires August 14, 2002. In addition, approximately 7% of the tenancy is comprised of investment grade tenants, which include Guardian Life Insurance Company (rated "Aa1" by Moody's and "AA+" by S&P as of November 23, 2001) and Massachusetts Mutual Life Insurance Company (rated "Aa1" by Moody's and "AAA" by S&P as of November 23, 2001).

                                        % OF      NET RENTABLE   % OF NET RENTABLE   DATE OF LEASE
TENANT                                BASE RENT     AREA(SF)           AREA           EXPIRATION
------                                ---------   ------------   -----------------   -------------
PwC.................................    36.3%       144,940            35.0%         October 2008
Total-Tel USA.......................    10.6%        41,121             9.9%          August 2002
Kline & Company.....................     8.1%        31,461             7.6%         October 2010

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. The loan documents presently require that the borrower deposit $60,783 per month in escrow for tenant improvements and leasing commissions until such time as the escrow account balance equals at least $2,856,800. At origination, the borrower was required to deposit with the lender $73,833 as a holdback to be released at such time as the borrower delivers (i) a tenant estoppel from Kline & Company in form and substance acceptable to the lender, (ii) final, unconditional lien waivers from all applicable contractors, and (iii) a clean certificate of title showing no mechanic's liens of record. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. The Mortgaged Property is managed by an affiliate of the sponsor.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       88.2%
U/W Revenues................................................  $9,186,253
U/W Total Expenses..........................................  $3,766,707
U/W Net Operating Income (NOI)..............................  $5,419,545
U/W Net Cash Flow (NCF).....................................  $4,639,531
U/W DSCR on NOI.............................................       1.87x
U/W DSCR on NCF.............................................       1.60x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

ORLAND PARK PLACE SHOPPING CENTER

(PHOTO)

---------------------------------------
  Cut-off Date Balance.................               $33,895,528
  Mortgage Loan Seller.................               First Union
  Property Type........................                    Retail
  Property Location....................           Orland Park, IL
  % of Cut-off Date Pool Balance.......                      3.4%
  Term/Amortization....................                   120/360
  Remaining Term/Amortization..........                   115/355
  Mortgage Rate........................                    7.560%
  Cut-off Date LTV.....................                     75.8%
  Maturity Date LTV....................                     67.3%
  Underwritten DSCR....................                     1.25x
  Number of Properties.................                         1
  Occupancy % as of May 8, 2001........                     84.5%
  Number of square feet................                   420,387
  Loan Balance per square foot.........                       $81
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Orland Park Loan") is secured by a first mortgage encumbering an anchored retail center located in Orland Park, Illinois. The Orland Park Loan represents approximately 3.4% of the Cut-off Date Pool Balance. The Orland Park Loan was originated on June 22, 2001 and has a principal balance as of the Cut-off Date of $33,895,528.

    The Orland Park Loan has a remaining term of 115 months and will mature on July 1, 2011. The Orland Park Loan may be prepaid after April 1, 2011. The Orland Park Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The co-borrowers under the Orland Park Loan are Orland LLC and WPC-Orland, L.L.C., each of which are special purpose entities. A non-consolidation opinion was delivered in connection with the origination of the Orland Park Loan. The sponsors are the principals of the firms of Hiffman Shaffer Associates, Inc. and of Reliant Group Limited, each of whom has at least seventeen years of experience in marketing and developing commercial real estate.

- THE PROPERTY. The Mortgaged Property is an approximately 420,387 square foot one- and two-story anchored retail center. The Mortgaged Property is located within the Chicago, Illinois metropolitan statistical area. The borrower purchased the Mortgaged Property in July 1998, at which time all tenants were removed and the Mortgaged Property was completely refurbished and leased to new tenants. As of May 8, 2001, the Mortgaged Property was approximately 84.5% leased. The largest tenant is Bed, Bath & Beyond Inc. ("Bed Bath & Beyond"), occupying approximately 55,000 square feet, or approximately 13.1% of the net rentable area. Bed Bath & Beyond offers bath accessories, kitchen accessories, cookware and dinnerware. The Bed Bath & Beyond lease expires in January 2015. As of November 14, 2001, Bed Bath and Beyond was rated "BBB-" by S&P. The second largest tenant is Sportmart, Inc. ("Sportmart"), occupying approximately 44,495 square feet, or approximately 10.6% of the net rentable area. Sportmart is a full-line sporting goods retailer. The Sportmart lease expires in January 2015.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    The following table presents information relating to the anchor and major tenants at the subject property:

                                                        NET
                                        % OF GROSS    RENTABLE      % OF NET      DATE OF LEASE
TENANT                                   REVENUE     AREA (SF)    RENTABLE AREA    EXPIRATION
------                                  ----------   ----------   -------------   -------------
Bed Bath & Beyond.....................    10.3%        55,000         13.1%        January 2015
Sportmart.............................     9.6%        44,495         10.6%        January 2015
Stein Mart, Inc. .....................     4.0%        36,743          8.7%            May 2010
K&G Men's Company.....................     8.7%        36,511          8.7%          April 2010
Wickes Furniture......................     9.1%        35,343          8.4%       November 2014

    The following table presents information relating to the lease rollover schedule at the subject property:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                         # OF     WA BASE                              CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                        LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                    ROLLING   ROLLING   ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                    -------   -------   --------   -------------   ----------   -----------   ------------
2001..................     0      $ 0.00          0           0%            0%            0%            0%
2002..................     0      $ 0.00          0           0%            0%            0%            0%
2003..................     0      $ 0.00          0           0%            0%            0%            0%
2004..................     1      $21.88      8,006         1.9%          1.9%          3.6%          3.6%
2005..................     3      $14.04     35,368         8.5%         10.4%         10.6%         14.2%
2006..................     1      $10.00     23,759         5.7%         16.1%          5.1%         19.4%
2007..................     0      $ 0.00          0           0%         16.1%            0%         19.4%
2008..................     0      $ 0.00          0           0%         16.1%            0%         19.4%
2009..................     0      $ 0.00          0           0%         16.1%            0%         19.4%
2010..................     3      $ 9.06     93,944        22.7%         38.8%         18.4%         37.8%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. The loan documents further require the co-borrowers to deposit $5,417 per month in escrow for tenant improvements and leasing commissions until such time as the escrow account balance equals at least $500,000. The borrower must resume such monthly payments in the event that the total escrow deposit falls below $500,000. The loan documents further required the co-borrowers to deposit at origination with the lender the sum of $1,150,000 as an economic occupancy holdback to be released to the co-borrowers if the annualized net operating income for the Mortgaged Property, as determined by the lender, equals or exceeds $3,515,000 on or before July 1, 2002. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. HSA Commercial Real Estate is the property manager for the Mortgage Property securing the Orland Park Loan. The property manager is affiliated with the sponsor.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       88.6%
U/W Revenues................................................  $5,959,027
U/W Total Expenses..........................................  $2,189,310
U/W Net Operating Income (NOI)..............................  $3,769,717
U/W Net Cash Flow (NCF).....................................  $3,589,500
U/W DSCR on NOI.............................................       1.31x
U/W DSCR of NCF.............................................       1.25x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

CHESTERBROOK OFFICE BUILDING

(PHOTO)

---------------------------------------
 Cut-off Date Balance..................              $28,500,000
 Mortgage Loan Seller..................              First Union
 Property Type.........................                   Office
 Property Location.....................               Berwyn, PA
 % of Cut-off Date Pool Balance........                     2.9%
 Term/Amortization.....................                  120/360
 Remaining Term/Amortization...........                  120/360
 Mortgage Rate.........................                   6.875%
 Cut-off Date LTV......................                    69.5%
 Maturity Date LTV.....................                    59.5%
 Underwritten DSCR.....................                    1.35x
 Number of Properties..................                        1
 Occupancy % as of November 13, 2001...                   100.0%
 Number of square feet.................                  171,316
 Loan Balance per square foot..........                     $166
----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Chesterbrook Office Building Loan") is secured by a first deed of trust encumbering an office building located in Berwyn, Pennsylvania. The Chesterbrook Office Building Loan represents approximately 2.9% of the Cut-off Date Pool Balance. The Chesterbrook Office Building Loan was originated on November 16, 2001 and has a principal balance as of the Cut-off Date of $28,500,000.

    The Chesterbrook Office Building Loan has a remaining term of 120 months and will mature on December 1, 2011. The Chesterbrook Office Building Loan may be prepaid after September 1, 2011. The Chesterbrook Office Building Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is 1000 Chesterbrook Boulevard Partnership, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Chesterbrook Office Building Loan. The sponsors of the borrower are Brandywine Realty Trust ("Brandywine") and Realen Properties, Inc. Brandywine is a publicly traded real estate investment trust (NYSE: BDN) headquartered in Newton Square, Pennsylvania. Brandywine has a portfolio of approximately 14,700,000 square feet of office properties and approximately 2,800,000 square feet of industrial/mixed use property, with over 50% of its portfolio concentrated in Pennsylvania.

- THE PROPERTY. The Mortgaged Property is an approximately 171,316 square foot office building, situated on 12.7 acres and constructed in 1999. The Mortgaged Property also includes a 580 space parking deck. As of November 13, 2001, the occupancy rate for the Mortgaged Property was 100.0%. The Mortgaged Property is located within the Philadelphia, Pennsylvania metropolitan statistical area. The largest tenant is Provident Mutual Life Insurance Company ("Provident") occupying approximately 119,937 square feet, or approximately 70.0% of the net rentable area. The Provident lease expires in December 2009. As of November 13, 2001, Provident was rated "A2" by Moody's and "AA-" by S&P.

    The following table presents information relating to the tenants at the subject property:

                                                         NET
                                         % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                    REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
------                                   ----------   ---------   -------------   -------------
Provident Mutual.......................     67.5%      119,937        70.0%       December 2009
bigchalk.com, Inc. ....................     25.6%       40,886        23.9%           June 2008
First Union Securities, Inc. ..........      4.2%        6,174         3.6%        January 2007
Realen Properties, Inc. ...............      2.7%        4,319         2.5%       December 2006

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    The following table presents information relating to the lease rollover schedule at the subject property:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                        # OF     WA BASE                               CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                       LEASES    RENT/SF   TOTAL SF     % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                   ROLLING   ROLLING    ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                   -------   -------   ---------   -------------   ----------   -----------   ------------
2001.................     0      $ 0.00           0           0%             0%           0%             0%
2002.................     0      $ 0.00           0           0%             0%           0%             0%
2003.................     0      $ 0.00           0           0%             0%           0%             0%
2004.................     0      $ 0.00           0           0%             0%           0%             0%
2005.................     0      $ 0.00           0           0%             0%           0%             0%
2006.................     2      $31.68      10,493         6.1%           6.1%         6.9%           6.9%
2007.................     0      $ 0.00           0           0%           6.1%           0%           6.9%
2008.................     1      $30.00      40,886        23.9%          30.0%        25.6%          32.5%
2009.................     1      $27.00     119,937        70.0%         100.0%        67.5%         100.0%
2010.................     0      $ 0.00           0           0%         100.0%           0%         100.0%

---------------

(1) Calculated based on approximate square footage occupied by each tenant.

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. The loan documents further require the borrower to deposit: (i) $8,333 per month during the first five years of the loan term and (ii) $10,417 per month during the last five years of the loan term in escrow for tenant improvements and leasing commissions. At origination, the borrower was required to assign to lender a tenant security deposit in the amount of $720,000 as security to be released upon the expiration or termination of the bigchalk.com, Inc. lease and the lender's verification that such lease's premises do not require repair or remedial work before the space can be re-leased. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Chesterbrook Office Building Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be deposited into a mortgagee designated lock box account.

-  MANAGEMENT.  The property is managed by an affiliate of the borrower.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       90.0%
U/W Revenues................................................  $4,763,567
U/W Total Expenses..........................................  $1,507,578
U/W Net Operating Income (NOI)..............................  $3,255,990
U/W Net Cash Flow (NCF).....................................  $3,029,706
U/W DSCR on NOI.............................................       1.45x
U/W DSCR on NCF.............................................       1.35x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

ROBBINS PORTFOLIO

(PHOTO)

------------------------------------------------------
 Cut-off Date Balance.................................    $26,501,366
 Mortgage Loan Seller.................................        Artesia
 Property Type........................................         Office
 Property Location....................................       Troy, MI
 % of Cut-off Date Pool Balance.......................           2.7%
 WA Term/Amortization.................................        120/335
 WA Remaining Term/Amortization.......................        106/321
 WA Mortgage Rate.....................................         8.350%
 WA Cut-off Date LTV..................................          72.6%
 WA Maturity Date LTV.................................          64.1%
 WA Underwritten DSCR.................................          1.25x
 Number of Properties.................................              4
 WA Occupancy as of June 30 through July 31, 2001.....          99.5%
 Number of square feet................................        350,127
 Loan Balance per square foot.........................            $76
---------------------------------------------------------------------

- THE LOAN. The four Mortgage Loans (the "Robbins Loans") are collectively secured by first mortgages encumbering five office buildings located in Troy, Michigan. The Robbins Loans represent approximately 2.7% of the Cut-off Date Pool Balance. The Robbins Loans were originated on September 29, 2000 and have an aggregate principal balance as of the Cut-off Date of $26,501,366. Each of the Robbins Loans is cross-collateralized and cross-defaulted with each of the other Robbins Loans.

    The Robbins Loans have a remaining term of 106 months and mature on October 1, 2010. The Robbins Loans may be prepaid after June 30, 2010. Each of the Robbins Loans permits defeasance with United States government obligations beginning five years after the first payment date under the Robbins Loans.

- THE BORROWER. The borrowers are Robbins Investments #1420 L.L.C., Robbins Investments #500 L.L.C., Robbins Investments #550 L.L.C. and Robbins Investments #466 L.L.C., each a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of each of the Robbins Loans. Each of the four sponsors of the borrowers has substantial real estate experience.

- THE PROPERTIES. The Robbins Loans consist of four office complexes, one of which consists of two buildings. During the period from June 30, 2001 through July 31, 2001, the weighted average occupancy rate for the Mortgaged Properties was approximately 99.5%. The largest tenant is Saturn Corporation, which is a wholly owned subsidiary of General Motors Corporation ("GMC"), and the second largest tenant is GMC itself. As of November 16, 2001, GMC was rated "A3" by Moody's and "BBB+" by S&P. The third largest tenant is William Beaumont Hospital ("Beaumont Hospital"), a non-profit, regional medical care provider operating in southeastern Michigan, which currently utilizes its space for accounting and payment processing. As of May 2001, Beaumont Hospital (combined with its wholly owned subsidiary, Beaumont Properties, Inc., which is neither on obligor nor a guarantor under the Beaumont Hospital lease) was rated "Aa3" by Moody's and "AA-" by S&P.

     The following table presents certain information relating to the Mortgaged
Properties:

                                                             CUT OFF DATE                YEAR BUILT/
PROPERTY NAME                            PROPERTY LOCATION   LOAN BALANCE    TOTAL SF     RENOVATED
-------------                            -----------------   ------------   ----------   -----------
1420 & 1450 Stephenson Highway.........      Troy, MI        $15,505,618     176,690        1985/NA
550 Stephenson Highway.................      Troy, MI        $ 4,960,881      68,702      1975/2001
500 Stephenson Highway.................      Troy, MI        $ 4,692,688      69,718      1973/1998
466 Stephenson Highway.................      Troy, MI        $ 1,342,178      35,017      1966/1970

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

     The following table presents information relating to major tenants at the subject properties:

                                                           % OF      NET      % OF NET
                                                           BASE   RENTABLE    RENTABLE   DATE OF LEASE
TENANT                                                     RENT   AREA (SF)     AREA      EXPIRATION
------                                                     ----   ---------   --------   -------------
Saturn Corporation -- 1420/1450 Stephenson Highway.......  28.5%   91,197       26.0%    November 2004
GMC -- 1420/1450 Stephenson Highway......................  26.6%   85,125       24.3%    November 2004
Beaumont Hospital -- 500 Stephenson Highway..............  19.7%   69,718       19.9%    February 2008

- ESCROWS. The loan documents provide for certain escrows for taxes and insurance. For certain of the Robbins Loans, the loan documents further required the borrower to post four letters of credit (in the amounts of $1,010,140 for 1420 & 1450 Stephenson Highway, $340,280 for 500 Stephenson Highway, $359,720 for 550 Stephenson Highway, and $39,860 for 466 Stephenson Highway) securing the borrower's obligations in connection with tenant improvement and leasing commission costs, capital repairs and replacements, and for fees, expenses and charges that were due to the lender in connection with borrower's delivery of a non-consolidation opinion. To the extent that the lender draws upon the letters of credit, the borrower must post additional letters of credit within fifteen days such that the undrawn balance under the letters of credit equals or exceeds $1,500,000. All letters of credit are available to fund tenant improvements and leasing commissions on the Robbins Loans. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. Pacific Management, Inc. manages all five buildings under one-year contracts. The property manager is affiliated with one of the sponsors.

-  UNDERWRITTEN FINANCIALS.

Weighted Average UW Occupancy %.............................       93.0%
U/W Revenues................................................  $6,150,095
U/W Total Expenses..........................................  $2,713,586
U/W Net Operating Income (NOI)..............................  $3,436,509
U/W Net Cash Flow (NCF).....................................  $3,120,953
U/W Weighted Average DSCR on NOI............................       1.38x
U/W Weighted Average DSCR on NCF............................       1.25x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

THE CENTER AT HOBBS BROOK

(PHOTO)

-------------------------------------
 Cut-off Date Balance................              $22,800,000
 Mortgage Loan Seller................              First Union
 Property Type.......................                   Retail
 Property Location...................           Sturbridge, MA
 % of Cut-off Date Pool Balance......                     2.3%
 Term/Amortization...................                  120/360
 Remaining Term/Amortization.........                  120/360
 Mortgage Rate.......................                   7.000%
 Cut-off Date LTV....................                    74.3%
 Maturity Date LTV...................                    64.8%
 Underwritten DSCR...................                    1.32x
 Number of Properties................                        1
 Occupancy as of September 6, 2001...                   100.0%
 Number of square feet...............                  202,056
 Loan Balance per square foot........                     $113
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan ("The Center at Hobbs Brook Loan") is secured by a first mortgage encumbering an anchored retail center located in Sturbridge, Massachusetts. The Center at Hobbs Brook Loan represents approximately 2.3% of the Cut-off Date Pool Balance. The Center at Hobbs Brook Loan was originated on November 2, 2001 and has a principal balance as of the Cut-off Date of $22,800,000.
    The Center at Hobbs Brook Loan has a remaining term of 120 months and will mature on December 1, 2011. The Center at Hobbs Brook Loan may be prepaid after September 1, 2011. The Center at Hobbs Brook Loan permits to defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is Charlton Road Associates LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Center at Hobbs Brook Loan. The sponsor of the borrower is S.R. Weiner & Associates, Inc. ("Weiner"). Weiner owns, manages, or leases approximately 16,000,000 square feet of commercial real estate. In addition to The Center at Hobbs Brook Loan, Weiner is also the sponsor of the following loans included in this transaction:

                                                                                   CUT-OFF DATE
PROPERTY NAME                                PROPERTY LOCATION    PROPERTY TYPE    LOAN BALANCE
-------------                                -----------------   ---------------   ------------
The Marketplace at Augusta.................     Augusta, ME      Anchored Retail   $19,520,000
Lisbon Landing.............................      Lisbon, CT      Anchored Retail   $16,720,000

- THE PROPERTY. The Mortgaged Property is an approximately 202,056 square foot single story anchored retail center situated on approximately 42.49 acres and constructed in 1999. The Mortgaged Property is located within the Worcester-Fitchburg-Leominster, Massachusetts metropolitan statistical area. As of September 6, 2001, the Mortgaged Property was 100.0% leased. The largest tenant is The Stop & Shop Company, Inc. ("Stop & Shop") occupying approximately 57,769 square feet, or approximately 28.6% of the net rentable area. Stop & Shop is a subsidiary of Royal Ahold, NV (a/k/a Koninklijke Ahold, N.V.). Royal Ahold, NV is a retail organization that distributes food and beverage products through regional supermarket chains and specialty stores. The Stop & Shop lease expires in November 2019. The second largest tenant is Marshall's, occupying approximately 30,457 square feet, or approximately 15.1% of the net rentable area. Marshall's is a subsidiary of TJX Co., Inc., a clothing and footwear retailer. The Marshall's lease expires in August 2011.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    The following table presents information relating to the anchor and major tenants at the subject property:

                                                         NET
                                         % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                    REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
------                                   ----------   ---------   -------------   -------------
Stop & Shop............................    29.1%       57,769         28.6%       November 2019
Marshall's.............................    13.2%       30,457         15.1%         August 2011
Linens 'N Things.......................    13.8%       29,000         14.4%        January 2017
Old Navy, Inc..........................    12.6%       25,000         12.4%           June 2010
Staples................................    11.2%       23,942         11.8%       February 2016

    The following table presents information relating to the lease rollover schedule at the subject property:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                         # OF     WA BASE                              CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                        LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                    ROLLING   ROLLING   ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                    -------   -------   --------   -------------   ----------   -----------   ------------
2001..................     0      $    0          0           0%             0%           0%             0%
2002..................     0      $    0          0           0%             0%           0%             0%
2003..................     0      $    0          0           0%             0%           0%             0%
2004..................     0      $    0          0           0%             0%           0%             0%
2005..................     1      $17.75      8,305         4.1%           4.1%         5.3%           5.3%
2006..................     0      $    0          0           0%           4.1%           0%           5.3%
2007..................     0      $    0          0           0%           4.1%           0%           5.3%
2008..................     0      $    0          0           0%           4.1%           0%           5.3%
2009..................     0      $    0          0           0%           4.1%           0%           5.3%
2010(2)...............     3      $15.05     38,000        18.8%          22.9%        19.7%          25.0%
2011..................     1      $12.07     30,457        15.1%          38.0%        13.2%          38.2%

    -------------------

    (1) Calculated based on approximate square footage occupied by each tenant.

    (2) Certain tenants whose leases expire in 2010 may have the right to early termination under their leases at the end of year 5 if their respective sales figures do not reach a certain threshold.

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. The loan documents further required the borrower to deposit with the lender the sum of $290,000 as a holdback for tenant improvements and leasing commissions at origination. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Center at Hobbs Brook Loan, (i) if the debt service coverage ratio, as computed by the lender, is less than 1.10x, or (ii) upon the occurrence of an event of default pursuant to the related loan documents, the borrower must notify the tenants that any and all tenants payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- MANAGEMENT. Weiner is the property manager for the Mortgaged Property securing the Center at Hobbs Brook Loan. Weiner develops, owns, and manages a diverse portfolio of commercial properties throughout New England, is currently developing 5,000,000 square feet of retail space in New England and owns, manages, or leases approximately 16,000,000 square feet of commercial real estate. The property manager is affiliated with the borrower.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       95.0%
U/W Revenues................................................  $3,252,380
U/W Total Expenses..........................................  $  766,489
U/W Net Operating Income (NOI)..............................  $2,485,891
U/W Net Cash Flow (NCF).....................................  $2,393,795
U/W DSCR on NOI.............................................       1.37x
U/W DSCR on NCF.............................................       1.32x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

GARDNER PORTFOLIO

(PHOTO)

----------------------------------------------------------------------
 Cut-off Date Balance..............................        $22,000,000
 Mortgage Loan Seller..............................      Merrill Lynch
 Property Type.....................................         Various(1)
 Property Location.................................                 NJ
 % of Cut-off Date Pool Balance....................               2.2%
 Term/Amortization.................................            120/360
 Remaining Term/Amortization.......................            120/360
 Mortgage Rate.....................................             7.000%
 Cut-off Date LTV..................................              74.6%
 Maturity Date LTV.................................              65.0%
 Underwritten DSCR.................................              1.41x
 Number of Properties..............................                  6
 WA Occupancy % as of Oct. 4 - Nov. 20, 2001.......              95.4%
 Number of square feet.............................            246,347
 Loan Balance per square foot......................                $89
----------------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Gardner Portfolio Loan") is secured by first lien mortgages encumbering six properties(2) in New Jersey. The Gardner Portfolio Loan represents approximately 2.2% of the Cut-off Date Pool Balance. The Gardner Portfolio Loan was originated on November 8, 2001 and has an aggregate principal balance as of the Cut-off Date of approximately $22,000,000. The Gardner Portfolio Loan is a single note with no release provisions.

    The Gardner Portfolio Loan has a remaining term of 120 months and a maturity date of December 1, 2011. The Gardner Portfolio Loan may be prepaid on or after September 1, 2011. The Gardner Portfolio Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWERS. The borrowers, Manors Corner Associates, LLC, Raider Blvd. Associates, LLC, Kingsbridge Associates, LLC, Williamson Associates, LLC, Hillsborough Industrial 5/6 Associates, LLC, Hillsborough Industrial 18/19 Associates, LLC, & Princess Park Associates, LLC, are all special purpose entities having a common ownership group which includes individuals of the Gardner family and certain family trusts. The sponsor of the borrowers has over 30 years of experience in the construction, development, leasing, management and financing of commercial real estate.

- THE PROPERTIES. The Gardner Portfolio Loan is comprised of three office buildings (Gateway Building, Williamson Building and Princess Road Office
   Park), one industrial park(2) (Hillsborough Business Center), one retail center (Manors Corner Shopping Center), and one retail/office building (Kingsbridge Center). During the period from October 4, 2001 through November 20, 2001, the weighted average occupancy rate for the Mortgaged Properties securing the Gardner Portfolio Loan was approximately

---------------

(1) Retail, office, mixed use and industrial.

(2) Hillsborough Business Center is comprised of two industrial parks which have been treated as a single property for underwriting purposes.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    95.4%. The following table presents certain information relating to the Mortgaged Properties securing the Gardner Portfolio Loan:

                                                                CUT-OFF DATE
                                                                 ALLOCATED
                                                                    LOAN                YEAR BUILT/
PROPERTY NAME                              PROPERTY LOCATION     BALANCE(1)      SF      RENOVATED
-------------                            ---------------------  ------------   ------   -----------
Hillsborough Business Center...........       Hillsborough, NJ   $3,840,678    73,544   1999 & 2000
Williamson Building....................            Chester, NJ   $3,505,085    35,902     1924/1999
Princess Road Office Park..............  Lawrence Township, NJ   $4,474,576    46,423          2000
Manors Corner Shopping Center..........  Lawrence Township, NJ   $3,467,797    26,764          1989
Gateway Professional Building..........       Hillsborough, NJ   $1,193,220    12,686   1850 & 1997
Kingsbridge Center.....................       Hillsborough, NJ   $5,518,644    51,028          1999

(1) Allocated based on an individual Mortgaged Property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

    The following table presents information relating to major tenants at the subject properties:

                                                                   % OF       NET      % OF NET
                                                                   BASE    RENTABLE    RENTABLE   DATE OF LEASE
         TENANT                                                    RENT    AREA (SF)     AREA       EXPIRATION
         ------                                                    -----   ---------   --------   --------------
         Integrated Photonics -- Hillsborough Business Center....   8.6%    22,500       9.1%         April 2006
         Soho Contract Group -- Hillsborough Business Center.....   2.9%    18,000       7.3%         April 2011
         100 Lakeview Child Care -- Princess Road Office Park....   5.3%    11,076       4.5%     September 2015

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. The loan documents further require the borrower to deposit $5,850 per month for tenant improvements and leasing commissions until such time as the balance of such escrow accounts equals $350,000. The loan documents further require the borrower to deposit $700,000 for rent reserves until the earlier of (i) such time as certain tenants execute a lease and satisfy certain other conditions (in which case all or a portion of such amount is required to be returned to the borrower) or (ii) May 1, 2003 (in which case such amount will be applied to amortize the outstanding principal balance of the Gardner Portfolio Loan). See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- MANAGEMENT. The Mortgaged Properties are managed by Larken Associates, an affiliate of the sponsor.

-  UNDERWRITTEN FINANCIALS.

Weighted Average Underwritten Occupancy %...................       93.0%
U/W Revenues................................................  $4,090,193
U/W Total Expenses..........................................  $1,362,928
U/W Net Operating Income (NOI)..............................  $2,727,765
U/W Net Cash Flow (NCF).....................................  $2,481,323
U/W DSCR on NOI.............................................       1.55x
U/W DSCR on NCF.............................................       1.41x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

THE MARKETPLACE AT AUGUSTA

(PHOTO)

-----------------------------------------
  Cut-off Date Balance...................       $19,520,000
  Mortgage Loan Seller...................       First Union
  Property Type..........................            Retail
  Property Location......................       Augusta, ME
  % of Cut-off Date Pool Balance.........              2.0%
  Term/Amortization......................           120/360
  Remaining Term/Amortization............           120/360
  Mortgage Rate..........................            7.000%
  Cut-off Date LTV.......................             80.0%
  Maturity Date LTV......................             69.8%
  Underwritten DSCR......................             1.33x
  Number of Properties...................                 1
  Occupancy as of October 31, 2001.......             97.3%
  Number of square feet..................           234,214
  Loan Balance per square foot...........               $83
-----------------------------------------------------------

- THE LOAN. The Mortgage Loan ("The Marketplace at Augusta Loan") is secured by a first mortgage encumbering an anchored retail center located in Augusta, Maine. The Marketplace at Augusta Loan represents approximately 2.0% of the Cut-off Date Pool Balance. The Marketplace at Augusta Loan was originated on November 2, 2001 and has a principal balance as of the Cut-off Date of $19,520,000.
    The Marketplace at Augusta Loan has a remaining term of 120 months and matures on December 1, 2011. The Marketplace at Augusta Loan may be prepaid after September 1, 2011. The Marketplace at Augusta Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is Capital Augusta Properties, LLC, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of The Marketplace at Augusta Loan. The sponsor of the borrower is S.R. Weiner & Associates ("Weiner"). Weiner owns, manages, or leases approximately 16,000,000 square feet of commercial real estate. In addition to The Marketplace at Augusta Loan, Weiner is also the sponsor of the following loans included in this transaction:

                                                                                  CUT-OFF DATE
PROPERTY NAME                               PROPERTY LOCATION    PROPERTY TYPE    LOAN BALANCE
-------------                               -----------------   ---------------   ------------
The Center at Hobbs Brook.................   Sturbridge, MA     Anchored Retail   $22,800,000
Lisbon Landing............................       Lisbon, CT     Anchored Retail   $16,720,000

- THE PROPERTY. The Mortgaged Property is an approximately 234,214 square foot single story anchored retail center situated on approximately 327 acres and constructed in 2001. The Mortgaged Property is located in Augusta, Maine. As of October 31, 2001, the occupancy rate for the Mortgaged Property was 97.3%. The largest tenant is Home Depot U.S.A., Inc. ("Home Depot") occupying approximately 117,000 square feet, or approximately 50.0% of the net rentable area. Home Depot is a retail organization that sells an assortment of building materials and lawn and garden products. As of November 8, 2001, Home Depot was rated "Aa3" by Moody's and rated "AA" by S&P. The Home Depot lease expires in January 2020. The second largest tenant is Linens 'N Things, leasing approximately 33,800 square feet, or approximately 14.4% of the net rentable area. Linens 'N Things is a specialty retailer of home textiles, housewares and decorative home accessories. The Linens 'N Things lease expires in January 2016.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    The following table presents information relating to the anchor and major tenants at the subject property:

                                                           NET
                                           % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
TENANT                                      REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
------                                     ----------   ---------   -------------   -------------
Home Depot...............................    24.5%       117,000        50.0%        January 2020
Linens 'N Things.........................    15.2%        33,800        14.4%        January 2016
Old Navy, Inc............................    15.0%        25,000        10.7%           June 2010
The Gap, Inc.............................    10.8%        18,000         7.7%           July 2010
Brown Group Retail d/b/a Famous
  Footwear...............................     6.5%         8,450         3.6%           June 2005

    The following table presents information relating to the lease rollover schedule at the subject property:

                                                                                                   CUMULATIVE
                                                                                    % OF TOTAL        % OF
                         # OF     WA BASE                              CUMULATIVE   BASE RENTAL   TOTAL RENTAL
                        LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF      REVENUES       REVENUES
YEAR                    ROLLING   ROLLING   ROLLING    SF ROLLING(1)   ROLLING(1)   ROLLING(1)     ROLLING(1)
----                    -------   -------   --------   -------------   ----------   -----------   ------------
2001..................     0      $    0          0           0%            0%            0%            0%
2002..................     0      $    0          0           0%            0%            0%            0%
2003..................     0      $    0          0           0%            0%            0%            0%
2004..................     0      $    0          0           0%            0%            0%            0%
2005(2)...............     2      $20.39     11,700         5.0%          5.0%          9.7%          9.7%
2006..................     1      $20.22      2,005         0.9%          5.9%          1.6%         11.4%
2007..................     0      $    0          0           0%          5.9%            0%         11.4%
2008..................     0      $    0          0           0%          5.9%            0%         11.4%
2009..................     1      $18.00      3,508         1.5%          7.3%          2.6%         13.9%
2010(3)...............     3      $15.17     46,125        19.7%         27.0%         28.5%         42.5%
2011..................     1      $24.00      3,942         1.7%         28.7%          3.9%         46.3%

    -------------------

    (1) Calculated based on approximate square footage occupied by each tenant.

    (2) Certain tenants whose leases expire in 2005 may have the right to early termination under their leases at the end of year 3 if their respective sales figures do not reach a certain threshold.

    (3) Certain tenants whose leases expire in 2010 may have the right to early termination under their leases at the end of year 5 if their respective sales figures do not reach a certain threshold.

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of The Marketplace at Augusta Loan (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default pursuant to the related loan documents, the borrower must notify the tenants that any and all tenants payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

- MANAGEMENT. Weiner is the property manager for the Mortgaged Property. Weiner develops, owns, and manages a diverse portfolio of commercial properties throughout New England, is currently developing approximately 5,000,000 square feet of retail space in New England and owns, manages, or leases approximately 16,000,000 square feet of commercial real estate. The property manager is affiliated with the borrower.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %.............................................       95.0%
U/W Revenues................................................  $3,024,532
U/W Total Expenses..........................................  $  827,980
U/W Net Operating Income (NOI)..............................  $2,196,552
U/W Net Cash Flow (NCF).....................................  $2,075,979
U/W DSCR on NOI.............................................       1.41x
U/W DSCR on NCF.............................................       1.33x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

BELMONT AT YORK APARTMENTS

(PHOTO)

--------------------------------------------------------
 Cut-off Date Balance...................................                $17,958,995
 Mortgage Loan Seller...................................                First Union
 Property Type..........................................                Multifamily
 Property Location......................................               Yorktown, VA
 % of Cut-off Date Pool Balance.........................                       1.8%
 Term/Amortization......................................                    120/360
 Remaining Term/Amortization............................                    117/357
 Mortgage Rate..........................................                     7.000%
 Cut-off Date LTV.......................................                      75.1%
 Maturity Date LTV......................................                      65.7%
 Underwritten DSCR......................................                      1.36x
 Number of Properties...................................                          1
 Occupancy as of August 1, 2001.........................                      97.3%
 Number of units........................................                        300
 Loan Balance per unit..................................                    $59,863
-----------------------------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Belmont at York Apartments Loan") is secured by a first mortgage encumbering a multifamily apartment complex located in Yorktown, Virginia. The Belmont at York Apartments Loan represents 1.8% of the Cut-off Date Pool Balance. The Belmont at York Apartments Loan was originated on August 31, 2001 and has a principal balance as of the Cut-off Date of approximately $17,958,995.

    The Belmont at York Apartments Loan has a remaining term of 117 months and matures on September 1, 2011. The Belmont at York Apartment Loan may be prepaid on or after July 1, 2011. The Belmont at York Apartment Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

- THE BORROWER. The borrower is 852, L.L.C., a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the Belmont at York Apartments Loan.
    The sponsor of the borrower has been involved in the development of single and multifamily residential properties and commercial properties for over 10 years.

- THE PROPERTY. The Mortgaged Property is a garden-style apartment complex consisting of 25 buildings containing 300 units and situated on approximately
   31.15 acres and including such amenities as an outdoor pool, clubhouse, fitness room, tennis court and gazebos. As of August 1, 2001 the occupancy rate for the Mortgaged Property was approximately 97.3%. The following table presents information relating to the unit configuration of the Mortgaged
   Property:

                                       UNIT SIZE                                  % OF
UNIT MIX                                  (SF)        NO. OF UNITS   NRA (SF)   TOTAL SF     ASKING
--------                             --------------   ------------   --------   --------   RENTAL RATE
1-BR/1-BA..........................     800                48         38,400      11.6%       $660
2-BR/2-BA..........................    1,130              204        230,520      69.8%       $810
3-BR/2-BA..........................    1,280               48         61,440      18.6%       $925
                                       -----              ---        -------     ------       ----
Total/Average......................    1,101              300        330,360     100.0%       $804
                                       =====              ===        =======     ======       ====

- ESCROWS. The loan documents provide for escrows of taxes and replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Belmont at York Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

    an event of default pursuant to the applicable loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be deposited into a mortgagee designated lock box account.

- MANAGEMENT. The Mortgaged Property is managed by the sponsor and another affiliate of the borrower.

-  UNDERWRITTEN FINANCIALS.

U/W Occupancy %............................................        94.5%
U/W Revenues...............................................   $2,933,827
U/W Total Expenses.........................................   $  903,303
U/W Net Operating Income (NOI).............................   $2,030,524
U/W Net Cash Flow (NCF)....................................   $1,955,524
U/W DSCR on NOI............................................        1.41x
U/W DSCR on NCF............................................        1.36x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

-  SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                     AGGREGATE      % OF      WEIGHTED              WEIGHTED
                                             # OF                     CUT-OFF      CUT-OFF    AVERAGE    WEIGHTED   AVERAGE
                                            LOANS/        LOAN         DATE       DATE POOL   CUT-OFF    AVERAGE    MORTGAGE
SPONSOR                                   PROPERTIES     NUMBERS      BALANCE      BALANCE    DATE LTV     DSCR       RATE
-------                                   ----------   -----------  -----------   ---------   --------   --------   --------
S.R. Weiner and Associates..............     3/3            5,7,12  $59,040,000     6.00%      77.79%     1.33x      7.000%
Public Service Electric and Gas
  Company...............................     1/1                 1  $53,450,722     5.43%      69.33%     1.54x      6.700%
Cornerstone Realty Income Trust,
  Inc. .................................     4/4       13,16,19,36  $51,855,434     5.27%      74.84%     1.37x      7.042%

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three (3) groups of Mortgage Loans, representing approximately 7.6% of the Cut-off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

- GROUND LEASES. Four (4) Mortgage Loans, representing 6.4% of the Cut-off Date Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. See "Certain Legal Aspects of Mortgage
   Loans -- Foreclosure -- Leasehold Risks" in the prospectus accompanying the preliminary prospectus supplement.

- SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. With respect to one (1) Mortgage Loan, representing approximately 5.4% of the Cut-off Date Pool Balance, the related Mortgage Property remains encumbered by existing subordinate debt. In addition, two (2) Mortgage Loans, representing approximately 0.89% of the Cut-off Date Pool Balance, have existing unsecured debt incurred other than in the ordinary course of business. With respect to two (2) Mortgage Loans, representing approximately 4.0% of the Cut-off Date Pool Balance, the related Mortgage Loan documents provide that the borrowers under certain circumstances may pledge their limited partnership interests or other ownership interests in the borrower as security for mezzanine debt in

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC., IS ACTING UNDER THE TRADE NAME WACHOVIA SECURITIES. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-C4
--------------------------------------------------------------------------------

   the future. In addition, five (5) Mortgage Loans, representing approximately 0.46% of the Cut-off Date Pool Balance, do not prohibit the related borrower from incurring additional unsecured debt or an owner of the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrowers are not, by virtue of their related mortgage loan documents or organization documents, special purpose entities.

- ENVIRONMENTAL CONSIDERATIONS. With respect to five (5) Mortgage Loans, representing 4.7% of the Cut-off Date Pool Balance, the related borrowers were required to obtain a secured creditor impaired property environmental insurance policy in lieu of or in addition to environmental escrows established. Each such policy was issued by American International Group, which has a claims paying ability rating of "AAA" by S&P. The premiums were paid in full at closing. There are no deductibles and each policy provides coverage in an amount equal to 125% of the full principal amount of the applicable loan. The term of each policy extends five years beyond the applicable Maturity Date or, if applicable, the Anticipated Repayment Date.

                                       NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. ONE OF THE UNDERWRITERS, FIRST UNION SECURITIES, INC.,
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SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS
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THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH
ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS
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AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS
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UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE
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ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
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ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED,
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AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

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